UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Departure of Named Executive Officer

On October 10, 2013 Green Mountain Coffee Roasters, Inc. (the “Company”) and Gerard Geoffrion agreed that Mr. Geoffrion will retire from the Company effective December 31, 2014 (the “Retirement Date”).  Mr. Geoffrion will continue in his current capacity as President-International Business Development until March 31, 2014.  From April 1, 2014 until December 31, 2014, Mr. Geoffrion will assume the position of Executive Advisor, Strategic Initiatives.  The information provided in Item 5.02(e) of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02(b).

(e)                                  On October 10, 2013, the Company and Mr. Geoffrion entered into a letter agreement (the “Letter Agreement”) which governs the terms of his retirement.  The Letter Agreement has the following material provisions:

•                  Until March 31, 2014, Mr. Geoffrion will continue in his current capacity as President-International Business Development;

•                  From April 1, 2014 until December 31, 2014, Mr. Geoffrion will assume a new position of Executive Advisor, Strategic Initiatives;

•                  Mr. Geoffrion will continue to receive his current annual salary until his Retirement Date, subject to a merit increase for 2014;

•                  Mr. Geoffrion will be entitled to his fiscal year 2013 annual incentive, and be eligible for his fiscal year 2014 annual incentive and his time pro-rated fiscal year 2015 annual incentive, in each case pursuant to the terms of the short-term incentive plan at a target of 65% of his annual base salary, based on actual Company performance;

•                  Mr. Geoffrion’s existing equity grants will remain subject to the terms of the respective grant agreements; Mr. Geoffrion will also be eligible to receive a long-term equity compensation grant for  fiscal year 2014; and

•                  The Company will continue Mr. Geoffrion’s health care benefits until he reaches the age of 70, per the terms of his employment agreement, at a cost to the Company not to exceed $5,000.00 CAD per year.

This summary is qualified in its entirety by the terms of the Letter Agreement.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press release issued on October 15, 2013 announcing retirement of Gerard Geoffrion and appointment of Paul O’Brien, President, Asia Pacific.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/s/ Brian P. Kelley
Brian P. Kelley
President and Chief Executive Officer

Date: October 14, 2013

Index to Exhibits

Exhibit No.	Description
99.1	Press release issued on October 15, 2013 announcing retirement of Gerard Geoffrion and appointment of Paul O’Brien, President, Asia Pacific.